Going Concern	12 Months Ended
Dec. 31, 2014
Going Concern [Abstract]
Going Concern

3. Going Concern

As of December 31, 2014, the Company was in compliance with the financial and security ratio covenants contained in its debt agreements, with the exception of the security cover ratio covenant contained in the facility with Commerzbank AG. The respective breach was subsequently cured as in April 2015, the Company agreed with Commerzbank AG to waive the application of the security cover ratio covenant contained in the facility effective from December 31, 2014 until December 31, 2015 as discussed in Note 9.

Given the current drybulk charter rates, it is probable that the Company will not be in compliance with the minimum working capital requirement and the minimum liquidity requirement contained in certain of its loan and credit facilities on the applicable measurement dates in 2015. Furthermore, based on the Company’s cash flow projections for 2015, cash on hand and cash provided by operating activities will not be sufficient to cover scheduled debt repayments due in 2015.

The Company is currently in negotiations with such lenders to obtain waivers for the affected covenants. The Company is also exploring several alternatives aiming to manage its working capital requirements and other commitments if current drybulk charter rates remain at today’s low levels including negotiations for the restructuring of its loans. As management believes that the negotiations will be successful, the accompanying consolidated financial statements were prepared assuming that the Company will continue as a going concern. Therefore, the accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.